EXHIBIT 11


Monthly Deduction Amount

On each Monthly Activity Date including the Contract Date, the Company will deduct from the Account Value attributable to the Variable Account an amount ("Monthly Deduction Amount") to cover certain charges and expenses incurred in connection with a Contract. Each Monthly Deduction Amount will be deducted pro rata from each Variable Sub-Account and the Fixed Account attributable to the Contract. The deduction will be such that the proportion of Account Value of the Contract attributable to each Sub-Account and to the Fixed Account remains the same before and after the deduction. The Monthly Deduction Amount will vary monthly. If the Cash Surrender Value is not sufficient to cover a Monthly Deduction Amount due on any Monthly Activity Date, the Contract may lapse. The following is a summary of the monthly deductions and charges which constitute the Monthly Deduction Amount.

Cost of Insurance Charge: The cost of insurance charge covers the Company's anticipated mortality costs for standard and substandard risks. The current cost of insurance charge will not exceed the guaranteed cost of insurance charge. This charge is the maximum annual cost of insurance per $1,000 as indicated in the Contract; multiplied by the difference between the Death Benefit and the Account Value (both as determined on the Monthly Activity Date); divided by $1,000; and divided by 12. For standard risks, the guaranteed cost of insurance rate is based on the 1980 Commissioners Standard Ordinary Mortality Table, age last birthday. (Unisex rates may be required in some states). A table of guaranteed cost of insurance charges per $1,000 will be included in each Contract; however, the Company reserves the right to use rates less than those shown in the table. Substandard risks will be charged at a higher cost of insurance rate that will not exceed rates based on a multiple of the 1980 Commissioners Standard Ordinary Mortality Table, age last birthday. The multiple will be based on the Insured's substandard rating.

The cost of insurance charge rates is applied to the difference between the Death Benefit determined on the Monthly Activity Date and the Account Value on that same date prior to assessing the Monthly Deduction Amount. The difference is the amount for which the Company is at risk should the Death Benefit be then payable.

Because the Account Value and, as a result, the amount for which the Company is at risk under a Contract may vary from month to month, the cost of insurance charge may also vary on each Monthly Activity Date

Monthly Administrative Expense Charge: The Company will deduct monthly from the Account Value an administrative expense charge of $20.00 during the first year and $7.50 in later years. This charge compensates the Company for administrative expenses incurred in the administration of the Variable Account and the Contracts.

                       GLENBROOK LIFE AND ANNUITY COMPANY
               FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

                                MALE ISSUE AGE 45
                          $250,000 INITIAL FACE AMOUNT
                             DEATH BENEFIT OPTION 1
                            STANDARD NON-SMOKER CLASS

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.15% NET)


                                                              CURRENT CHARGES(1)                           GUARANTEED CHARGES(2)
                                           ------------------------------------------    -------------------------------------------
                Premiums     Premiums
 End of        Paid During   Accumulated       Cash                                          Cash
 Contract      Contract     at 5% Interest  Surrender       Account        Death          Surrender       Account         Death
  Year          Year         Per Year         Value          Value        Benefit           Value          Value         Benefit
----------    ----------    -----------    -------------  ------------  -------------    -------------   -----------   -------------

    1             3,728          3,914            2,006         3,124        250,000            1,684         2,802         250,000
    2             3,728          8,025            5,392         6,510        250,000            4,877         5,995         250,000
    3             3,728         12,340            8,942        10,060        250,000            8,341         9,460         250,000
    4             3,728         16,872           12,769        13,887        250,000           12,102        13,220         250,000
    5             3,728         21,630           16,927        18,045        250,000           16,187        17,305         250,000
    6             3,728         26,625           21,463        22,582        250,000           20,621        21,740         250,000
    7             3,728         31,871           26,458        27,576        250,000           25,435        26,553         250,000
    8             3,728         37,379           32,086        33,093        250,000           30,770        31,776         250,000
    9             3,728         43,162           38,296        39,191        250,000           36,548        37,442         250,000
   10             3,728         49,235           45,165        45,910        250,000           42,847        43,592         250,000
   11             3,728         55,611           52,709        53,305        250,000           49,678        50,274         250,000
   12             3,728         62,306           61,008        61,455        250,000           57,097        57,545         250,000
   13             3,728         69,336           70,158        70,456        250,000           65,176        65,474         250,000
   14             3,728         76,717           80,278        80,427        250,000           73,985        74,134         250,000
   15             3,728         84,467           91,477        91,477        250,000           83,608        83,608         250,000
   16             3,728         92,605          103,497       103,497        250,000           93,992        93,992         250,000
   17             3,728        101,150          116,757       116,757        250,000          105,400       105,400         250,000
   18             3,728        110,121          131,416       131,416        250,000          117,958       117,958         250,000
   19             3,728        119,542          147,660       147,660        250,000          131,824       131,824         250,000
   20             3,728        129,433          165,705       165,705        250,000          147,189       147,189         250,000
   25             3,728        186,823          290,828       290,828        337,361          255,602       255,602         296,499
   35             3,728        353,550          829,565       829,565        871,043          725,065       725,065         761,318



(1) Values reflect investment results using current cost of insurance rates, policy fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, policy fees, and Mortality and Expense Risk Rates.


     THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGES 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATES ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATION MADE TO THE SEPARATE ACCOUNT AND THE FIXED ACCOUNT AND ALSO THE RATES OF RETURN OF THE SEPARATE ACCOUNT AND THE FIXED ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       GLENBROOK LIFE AND ANNUITY COMPANY
               FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

                                MALE ISSUE AGE 45
                          $250,000 INITIAL FACE AMOUNT
                             DEATH BENEFIT OPTION 1
                            STANDARD NON-SMOKER CLASS

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.15% NET)


                                                              CURRENT CHARGES(1)                           GUARANTEED CHARGES(2)
                                           ------------------------------------------    -------------------------------------------
                Premiums     Premiums
 End of        Paid During   Accumulated       Cash                                          Cash
  Contract     Contract     at 5% Interest  Surrender       Account        Death          Surrender       Account         Death
  Year          Year         Per Year         Value          Value        Benefit           Value          Value         Benefit
----------    ----------    -----------    -------------  ------------  -------------    -------------   -----------   -------------

    1             3,728          3,914            1,817         2,935        250,000            1,504         2,623         250,000
    2             3,728          8,025            4,820         5,939        250,000            4,339         5,457         250,000
    3             3,728         12,340            7,772         8,890        250,000            7,238         8,356         250,000
    4             3,728         16,872           10,761        11,879        250,000           10,200        11,318         250,000
    5             3,728         21,630           13,811        14,929        250,000           13,223        14,341         250,000
    6             3,728         26,625           16,937        18,055        250,000           16,299        17,417         250,000
    7             3,728         31,871           20,178        21,296        250,000           19,420        20,538         250,000
    8             3,728         37,379           23,664        24,670        250,000           22,687        23,694         250,000
    9             3,728         43,162           27,291        28,186        250,000           25,976        26,870         250,000
   10             3,728         49,235           31,079        31,824        250,000           29,311        30,057         250,000
   11             3,728         55,611           34,977        35,574        250,000           32,645        33,241         250,000
   12             3,728         62,306           38,994        39,441        250,000           35,966        36,413         250,000
   13             3,728         69,336           43,144        43,442        250,000           39,267        39,566         250,000
   14             3,728         76,717           47,457        47,606        250,000           42,534        42,683         250,000
   15             3,728         84,467           51,936        51,936        250,000           45,744        45,744         250,000
   16             3,728         92,605           56,150        56,150        250,000           48,725        48,725         250,000
   17             3,728        101,150           60,408        60,408        250,000           51,602        51,602         250,000
   18             3,728        110,121           64,704        64,704        250,000           54,332        54,332         250,000
   19             3,728        119,542           69,035        69,035        250,000           56,876        56,876         250,000
   20             3,728        129,433           73,392        73,392        250,000           59,190        59,190         250,000
   25             3,728        186,823           95,230        95,230        250,000           65,695        65,695         250,000
   35             3,728        353,550          133,920       133,920        250,000               0*            0*              0*

* When the Account Value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, policy fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, policy fees, and Mortality and Expense Risk Rates.


     THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGES 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATES ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATION MADE TO THE SEPARATE ACCOUNT AND THE FIXED ACCOUNT AND ALSO THE RATES OF RETURN OF THE SEPARATE ACCOUNT AND THE FIXED ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       GLENBROOK LIFE AND ANNUITY COMPANY
               FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

                                MALE ISSUE AGE 45
                          $250,000 INITIAL FACE AMOUNT
                             DEATH BENEFIT OPTION 1
                            STANDARD NON-SMOKER CLASS

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.85% NET)


                                                              CURRENT CHARGES(1)                           GUARANTEED CHARGES(2)
                                           ------------------------------------------    -------------------------------------------
                Premiums     Premiums
 End of        Paid During   Accumulated       Cash                                          Cash
  Contract     Contract     at 5% Interest  Surrender       Account        Death          Surrender       Account         Death
  Year          Year         Per Year         Value          Value        Benefit           Value          Value         Benefit
----------    ----------    -----------    -------------  ------------  -------------    -------------   -----------   -------------

    1             3,728          3,914            1,629         2,747        250,000            1,326         2,444         250,000
    2             3,728          8,025            4,272         5,390        250,000            3,823         4,942         250,000
    3             3,728         12,340            6,694         7,812        250,000            6,222         7,341         250,000
    4             3,728         16,872            8,984        10,103        250,000            8,517         9,636         250,000
    5             3,728         21,630           11,167        12,285        250,000           10,704        11,823         250,000
    6             3,728         26,625           13,252        14,370        250,000           12,774        13,892         250,000
    7             3,728         31,871           15,274        16,393        250,000           14,715        15,834         250,000
    8             3,728         37,379           17,359        18,366        250,000           16,627        17,633         250,000
    9             3,728         43,162           19,396        20,291        250,000           18,382        19,276         250,000
   10             3,728         49,235           21,397        22,142        250,000           20,004        20,750         250,000
   11             3,728         55,611           23,304        23,901        250,000           21,443        22,039         250,000
   12             3,728         62,306           25,119        25,567        250,000           22,684        23,132         250,000
   13             3,728         69,336           26,851        27,149        250,000           23,721        24,019         250,000
   14             3,728         76,717           28,522        28,671        250,000           24,533        24,682         250,000
   15             3,728         84,467           30,124        30,124        250,000           25,095        25,095         250,000
   16             3,728         92,605           31,195        31,195        250,000           25,231        25,231         250,000
   17             3,728        101,150           32,052        32,052        250,000           25,061        25,061         250,000
   18             3,728        110,121           32,683        32,683        250,000           24,535        24,535         250,000
   19             3,728        119,542           33,071        33,071        250,000           23,606        23,606         250,000
   20             3,728        129,433           33,194        33,194        250,000           22,223        22,223         250,000
   25             3,728        186,823           28,805        28,805        250,000            6,533         6,533         250,000
   35             3,728        353,550               0*            0*             0*               0*            0*              0*

* When the Account Value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.


(1) Values reflect investment results using current cost of insurance rates, policy fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, policy fees, and Mortality and Expense Risk Rates.


THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGES 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATES ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATION MADE TO THE SEPARATE ACCOUNT AND THE FIXED ACCOUNT AND ALSO THE RATES OF RETURN OF THE SEPARATE ACCOUNT AND THE FIXED ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       GLENBROOK LIFE AND ANNUITY COMPANY
               FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

                               FEMALE ISSUE AGE 55
                          $250,000 INITIAL FACE AMOUNT
                             DEATH BENEFIT OPTION 1
                            STANDARD NON-SMOKER CLASS

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.15% NET)


                                                              CURRENT CHARGES(1)                           GUARANTEED CHARGES(2)
                                           ------------------------------------------    -------------------------------------------
                Premiums     Premiums
 End of        Paid During   Accumulated       Cash                                          Cash
  Contract     Contract     at 5% Interest  Surrender       Account        Death          Surrender       Account         Death
  Year          Year         Per Year         Value          Value        Benefit           Value          Value         Benefit
----------    ----------    -----------    -------------  ------------  -------------    -------------   -----------   -------------

    1             4,560          4,788            2,547         3,915        250,000            1,562         2,930         250,000
    2             4,560          9,815            6,816         8,184        250,000            4,860         6,228         250,000
    3             4,560         15,094           11,357        12,725        250,000            8,414         9,782         250,000
    4             4,560         20,637           16,214        17,582        250,000           12,258        13,626         250,000
    5             4,560         26,457           21,426        22,794        250,000           16,412        17,780         250,000
    6             4,560         32,568           27,049        28,417        250,000           20,894        22,262         250,000
    7             4,560         38,984           33,161        34,529        250,000           25,715        27,083         250,000
    8             4,560         45,721           39,972        41,203        250,000           31,018        32,249         250,000
    9             4,560         52,795           47,496        48,590        250,000           36,666        37,761         250,000
   10             4,560         60,223           55,853        56,765        250,000           42,730        43,642         250,000
   11             4,560         68,022           65,103        65,833        250,000           49,202        49,932         250,000
   12             4,560         76,211           75,355        75,902        250,000           56,140        56,687         250,000
   13             4,560         84,810           86,751        87,116        250,000           63,615        63,980         250,000
   14             4,560         93,838           99,362        99,544        250,000           71,706        71,888         250,000
   15             4,560        103,318          113,384       113,384        250,000           80,485        80,485         250,000
   16             4,560        113,272          128,338       128,338        250,000           89,837        89,837         250,000
   17             4,560        123,724          144,921       144,921        250,000          100,011       100,011         250,000
   18             4,560        134,698          163,352       163,352        250,000          111,086       111,086         250,000
   19             4,560        146,221          183,894       183,894        250,000          123,172       123,172         250,000
   20             4,560        158,320          206,865       206,865        250,000          136,433       136,433         250,000
   25             4,560        228,517          366,797       366,797        385,137          231,759       231,759         250,000
   35             4,560        432,454        1,039,243     1,039,243      1,091,205          665,978       665,978         699,277



(1) Values reflect investment results using current cost of insurance rates, policy fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, policy fees, and Mortality and Expense Risk Rates.


     THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGES 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATES ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATION MADE TO THE SEPARATE ACCOUNT AND THE FIXED ACCOUNT AND ALSO THE RATES OF RETURN OF THE SEPARATE ACCOUNT AND THE FIXED ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       GLENBROOK LIFE AND ANNUITY COMPANY
               FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

                               FEMALE ISSUE AGE 55
                          $250,000 INITIAL FACE AMOUNT
                             DEATH BENEFIT OPTION 1
                            STANDARD NON-SMOKER CLASS

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.15% NET)


                                                              CURRENT CHARGES(1)                           GUARANTEED CHARGES(2)
                                           ------------------------------------------    -------------------------------------------
                Premiums     Premiums
 End of        Paid During   Accumulated       Cash                                          Cash
  Contract     Contract     at 5% Interest  Surrender       Account        Death          Surrender       Account         Death
  Year          Year         Per Year         Value          Value        Benefit           Value          Value         Benefit
----------    ----------    -----------    -------------  ------------  -------------    -------------   -----------   -------------

    1             4,560          4,788            2,313         3,681        250,000            1,357         2,725         250,000
    2             4,560          9,815            6,104         7,472        250,000            4,262         5,630         250,000
    3             4,560         15,094            9,894        11,262        250,000            7,208         8,576         250,000
    4             4,560         20,637           13,694        15,062        250,000           10,200        11,568         250,000
    5             4,560         26,457           17,508        18,876        250,000           13,228        14,596         250,000
    6             4,560         32,568           21,350        22,718        250,000           16,277        17,645         250,000
    7             4,560         38,984           25,251        26,619        250,000           19,317        20,685         250,000
    8             4,560         45,721           29,365        30,596        250,000           22,449        23,681         250,000
    9             4,560         52,795           33,648        34,742        250,000           25,491        26,585         250,000
   10             4,560         60,223           38,144        39,056        250,000           28,457        29,369         250,000
   11             4,560         68,022           42,831        43,561        250,000           31,281        32,011         250,000
   12             4,560         76,211           47,726        48,273        250,000           33,950        34,497         250,000
   13             4,560         84,810           52,869        53,234        250,000           36,455        36,820         250,000
   14             4,560         93,838           58,201        58,383        250,000           38,782        38,965         250,000
   15             4,560        103,318           63,796        63,796        250,000           40,890        40,890         250,000
   16             4,560        113,272           68,848        68,848        250,000           42,527        42,527         250,000
   17             4,560        123,724           73,972        73,972        250,000           43,770        43,770         250,000
   18             4,560        134,698           79,152        79,152        250,000           44,484        44,484         250,000
   19             4,560        146,221           84,367        84,367        250,000           44,511        44,511         250,000
   20             4,560        158,320           89,591        89,591        250,000           43,687        43,687         250,000
   25             4,560        228,517          114,815       114,815        250,000           19,673        19,673         250,000
   35             4,560        432,454          148,935       148,935        250,000               0*            0*              0*

* When the Account Value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.


(1) Values reflect investment results using current cost of insurance rates, policy fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, policy fees, and Mortality and Expense Risk Rates.


     THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGES 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATES ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATION MADE TO THE SEPARATE ACCOUNT AND THE FIXED ACCOUNT AND ALSO THE RATES OF RETURN OF THE SEPARATE ACCOUNT AND THE FIXED ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       GLENBROOK LIFE AND ANNUITY COMPANY
               FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

                               FEMALE ISSUE AGE 55
                          $250,000 INITIAL FACE AMOUNT
                             DEATH BENEFIT OPTION 1
                            STANDARD NON-SMOKER CLASS

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.85% NET)


                                                              CURRENT CHARGES(1)                           GUARANTEED CHARGES(2)
                                           ------------------------------------------    -------------------------------------------
                Premiums     Premiums
 End of        Paid During   Accumulated       Cash                                          Cash
  Contract     Contract     at 5% Interest  Surrender       Account        Death          Surrender       Account         Death
  Year          Year         Per Year         Value          Value        Benefit           Value          Value         Benefit
----------    ----------    -----------    -------------  ------------  -------------    -------------   -----------   -------------

    1             4,560          4,788            2,080         3,448        250,000            1,153         2,521         250,000
    2             4,560          9,815            5,422         6,790        250,000            3,691         5,059         250,000
    3             4,560         15,094            8,545         9,913        250,000            6,101         7,469         250,000
    4             4,560         20,637           11,464        12,832        250,000            8,387         9,755         250,000
    5             4,560         26,457           14,180        15,548        250,000           10,537        11,905         250,000
    6             4,560         32,568           16,707        18,075        250,000           12,533        13,901         250,000
    7             4,560         38,984           19,075        20,443        250,000           14,346        15,714         250,000
    8             4,560         45,721           21,433        22,664        250,000           16,075        17,306         250,000
    9             4,560         52,795           23,732        24,827        250,000           17,539        18,633         250,000
   10             4,560         60,223           26,009        26,921        250,000           18,755        19,667         250,000
   11             4,560         68,022           28,229        28,959        250,000           19,657        20,387         250,000
   12             4,560         76,211           30,400        30,947        250,000           20,238        20,785         250,000
   13             4,560         84,810           32,553        32,918        250,000           20,491        20,855         250,000
   14             4,560         93,838           34,607        34,790        250,000           20,403        20,585         250,000
   15             4,560        103,318           36,632        36,632        250,000           19,934        19,934         250,000
   16             4,560        113,272           37,727        37,727        250,000           18,831        18,831         250,000
   17             4,560        123,724           38,564        38,564        250,000           17,170        17,170         250,000
   18             4,560        134,698           39,105        39,105        250,000           14,812        14,812         250,000
   19             4,560        146,221           39,304        39,304        250,000           11,596        11,596         250,000
   20             4,560        158,320           39,105        39,105        250,000            7,359         7,359         250,000
   25             4,560        228,517           29,395        29,395        250,000               0*            0*              0*
   35             4,560        432,454               0*            0*             0*               0*            0*              0

* When the Account Value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.


(1) Values reflect investment results using current cost of insurance rates, policy fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, policy fees, and Mortality and Expense Risk Rates.


     THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGES 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATES ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATION MADE TO THE SEPARATE ACCOUNT AND THE FIXED ACCOUNT AND ALSO THE RATES OF RETURN OF THE SEPARATE ACCOUNT AND THE FIXED ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       GLENBROOK LIFE AND ANNUITY COMPANY
               FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

                                MALE ISSUE AGE 65
                          $250,000 INITIAL FACE AMOUNT
                             DEATH BENEFIT OPTION 1
                            STANDARD NON-SMOKER CLASS

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.15% NET)


                                                              CURRENT CHARGES(1)                           GUARANTEED CHARGES(2)
                                           ------------------------------------------    -------------------------------------------
                Premiums     Premiums
 End of        Paid During   Accumulated       Cash                                          Cash
  Contract     Contract     at 5% Interest  Surrender       Account        Death          Surrender       Account         Death
  Year          Year         Per Year         Value          Value        Benefit           Value          Value         Benefit
----------    ----------    -----------    -------------  ------------  -------------    -------------   -----------   -------------

    1             9,843         10,335            4,905         7,858        250,000            1,533         4,485         250,000
    2             9,843         21,187           12,824        15,777        250,000            6,157         9,110         250,000
    3             9,843         32,582           20,550        23,502        250,000           10,760        13,713         250,000
    4             9,843         44,546           28,404        31,356        250,000           15,311        18,264         250,000
    5             9,843         57,108           36,714        39,667        250,000           19,756        22,709         250,000
    6             9,843         70,299           45,797        48,750        250,000           24,014        26,967         250,000
    7             9,843         84,149           55,721        58,674        250,000           27,978        30,930         250,000
    8             9,843         98,691           66,979        69,637        250,000           31,792        34,449         250,000
    9             9,843        113,961           79,522        81,884        250,000           34,991        37,353         250,000
   10             9,843        129,994           93,640        95,608        250,000           37,491        39,459         250,000
   11             9,843        146,829          109,395       110,970        250,000           39,003        40,578         250,000
   12             9,843        164,506          127,287       128,468        250,000           39,291        40,472         250,000
   13             9,843        183,066          147,493       148,281        250,000           38,067        38,855         250,000
   14             9,843        202,555          170,382       170,775        250,000           34,942        35,335         250,000
   15             9,843        223,018          196,454       196,454        250,000           29,360        29,360         250,000
   16             9,843        244,504          225,175       225,175        250,000           20,125        20,125         250,000
   17             9,843        267,064          258,264       258,264        271,177            6,493         6,493         250,000
   18             9,843        290,752          294,652       294,652        309,384               0*            0*              0*
   19             9,843        315,625          334,611       334,611        351,341               0*            0*              0*
   20             9,843        341,742          378,462       378,462        397,385               0*            0*              0*
   25             9,843        493,267          669,162       669,162        702,620               0*            0*              0*
   35             9,843        933,474        1,920,755     1,920,755      1,939,963               0*            0*              0*

* When the Account Value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.


(1) Values reflect investment results using current cost of insurance rates, policy fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, policy fees, and Mortality and Expense Risk Rates.


     THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGES 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATES ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATION MADE TO THE SEPARATE ACCOUNT AND THE FIXED ACCOUNT AND ALSO THE RATES OF RETURN OF THE SEPARATE ACCOUNT AND THE FIXED ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       GLENBROOK LIFE AND ANNUITY COMPANY
               FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

                                MALE ISSUE AGE 65
                          $250,000 INITIAL FACE AMOUNT
                             DEATH BENEFIT OPTION 1
                            STANDARD NON-SMOKER CLASS

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.15% NET)


                                                              CURRENT CHARGES(1)                           GUARANTEED CHARGES(2)
                                           ------------------------------------------    -------------------------------------------
                Premiums     Premiums
 End of        Paid During   Accumulated       Cash                                          Cash
  Contract     Contract     at 5% Interest  Surrender       Account        Death          Surrender       Account         Death
  Year          Year         Per Year         Value          Value        Benefit           Value          Value         Benefit
----------    ----------    -----------    -------------  ------------  -------------    -------------   -----------   -------------

    1             9,843         10,335            4,416         7,369        250,000            1,141         4,094         250,000
    2             9,843         21,187           11,368        14,321        250,000            5,086         8,038         250,000
    3             9,843         32,582           17,614        20,567        250,000            8,693        11,645         250,000
    4             9,843         44,546           23,435        26,387        250,000           11,903        14,856         250,000
    5             9,843         57,108           29,096        32,049        250,000           14,634        17,587         250,000
    6             9,843         70,299           34,831        37,784        250,000           16,769        19,722         250,000
    7             9,843         84,149           40,596        43,549        250,000           18,161        21,114         250,000
    8             9,843         98,691           46,759        49,417        250,000           18,908        21,565         250,000
    9             9,843        113,961           53,125        55,487        250,000           18,491        20,853         250,000
   10             9,843        129,994           59,803        61,772        250,000           16,765        18,733         250,000
   11             9,843        146,829           66,624        68,199        250,000           13,367        14,941         250,000
   12             9,843        164,506           73,898        75,079        250,000            7,978         9,159         250,000
   13             9,843        183,066           81,456        82,243        250,000              211           999         250,000
   14             9,843        202,555           89,286        89,680        250,000               0*            0*              0*
   15             9,843        223,018           97,474        97,474        250,000               0*            0*              0*
   16             9,843        244,504          102,893       102,893        250,000               0*            0*              0*
   17             9,843        267,064          108,109       108,109        250,000               0*            0*              0*
   18             9,843        290,752          113,110       113,110        250,000               0*            0*              0*
   19             9,843        315,625          117,872       117,872        250,000               0*            0*              0*
   20             9,843        341,742          122,344       122,344        250,000               0*            0*              0*
   25             9,843        493,267          138,279       138,279        250,000               0*            0*              0*
   35             9,843        933,474           56,132        56,132        250,000               0*            0*              0*

* When the Account Value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.


(1) Values reflect investment results using current cost of insurance rates, policy fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, policy fees, and Mortality and Expense Risk Rates.


     THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGES 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATES ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATION MADE TO THE SEPARATE ACCOUNT AND THE FIXED ACCOUNT AND ALSO THE RATES OF RETURN OF THE SEPARATE ACCOUNT AND THE FIXED ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       GLENBROOK LIFE AND ANNUITY COMPANY
               FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

                                MALE ISSUE AGE 65
                          $250,000 INITIAL FACE AMOUNT
                             DEATH BENEFIT OPTION 1
                            STANDARD NON-SMOKER CLASS

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.85% NET)


                                                              CURRENT CHARGES(1)                           GUARANTEED CHARGES(2)
                                           ------------------------------------------    -------------------------------------------
                Premiums     Premiums
 End of        Paid During   Accumulated       Cash                                          Cash
  Contract     Contract     at 5% Interest  Surrender       Account        Death          Surrender       Account         Death
  Year          Year         Per Year         Value          Value        Benefit           Value          Value         Benefit
----------    ----------    -----------    -------------  ------------  -------------    -------------   -----------   -------------

    1             9,843         10,335            3,929         6,882        250,000              753         3,706         250,000
    2             9,843         21,187            9,975        12,927        250,000            4,069         7,022         250,000
    3             9,843         32,582           14,920        17,873        250,000            6,815         9,768         250,000
    4             9,843         44,546           19,070        22,023        250,000            8,947        11,900         250,000
    5             9,843         57,108           22,699        25,652        250,000           10,397        13,350         250,000
    6             9,843         70,299           26,036        28,988        250,000           11,068        14,021         250,000
    7             9,843         84,149           29,018        31,970        250,000           10,834        13,787         250,000
    8             9,843         98,691           31,998        34,655        250,000            9,821        12,478         250,000
    9             9,843        113,961           34,762        37,124        250,000            7,547         9,909         250,000
   10             9,843        129,994           37,391        39,360        250,000            3,917         5,885         250,000
   11             9,843        146,829           39,672        41,247        250,000               0*            0*              0*
   12             9,843        164,506           41,913        43,095        250,000               0*            0*              0*
   13             9,843        183,066           43,872        44,659        250,000               0*            0*              0*
   14             9,843        202,555           45,475        45,869        250,000               0*            0*              0*
   15             9,843        223,018           46,759        46,759        250,000               0*            0*              0*
   16             9,843        244,504           43,603        43,603        250,000               0*            0*              0*
   17             9,843        267,064           39,184        39,184        250,000               0*            0*              0*
   18             9,843        290,752           33,323        33,323        250,000               0*            0*              0*
   19             9,843        315,625           25,767        25,767        250,000               0*            0*              0*
   20             9,843        341,742           16,175        16,175        250,000               0*            0*              0*
   25             9,843        493,267               0*            0*             0*               0*            0*              0*
   35             9,843        933,474               0*            0*             0*               0*            0*              0*

* When the Account Value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.


(1) Values reflect investment results using current cost of insurance rates, policy fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, policy fees, and Mortality and Expense Risk Rates.


     THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGES 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATES ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATION MADE TO THE SEPARATE ACCOUNT AND THE FIXED ACCOUNT AND ALSO THE RATES OF RETURN OF THE SEPARATE ACCOUNT AND THE FIXED ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.